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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported): October 21, 2005

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                           Orleans Homebuilders, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                  1-6830                59-0874323
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(State or Other Jurisdiction     (Commission            (IRS Employer
     of Incorporation)           File Number)         Identification No.)


      One Greenwood Square, Suite 101
      3333 Street Road, Bensalem, PA                          19020
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(Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (215) 245-7500

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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Pursuant to the Orleans Homebuilders, Inc. (the "Company") Stock Award Plan and Incentive Compensation Plan and the approval of the Company's Compensation Committee, the Company gave certain officers of the Company the opportunity to receive up to 10% of their bonus for the year ended June 30, 2005 in the form of restricted stock. For purposes of determining the number of shares to be received by the officers electing to receive restricted stock, the stock was valued at $20.11 per share, a 15% discount from the price of the Company's common stock on July 1, 2005. Mr. Kyle Upper, the Company's Vice President-Land Acquisition elected to receive $20,110 of his 2005 year-end bonus in the form of 1,000 shares of restricted stock. Certain other officers elected to receive various portions of their year-end bonuses in the form of restricted stock.

The shares of restricted stock granted to Mr. Upper and the other officers are subject to the terms and conditions of the Company's Stock Award Plan and vest in three equal installments over three years. Generally, if the officer's employment with the Company ceases for any reason, any unvested shares can be repurchased by the Company at a price equal to the lesser of the original purchase price and the fair market value of the shares on the date of repurchase.

The form of restricted stock award agreement utilized by the Company to grant from time to time restricted stock to officers that elect to receive part of their year-end bonus in shares of common stock is attached to this form 8-K as
Exhibit 10.1. This form was used in connection with the grants of restricted common stock to Mr. Upper and the other officers electing to receive a portion of their year-end bonuses in the form of stock. The Stock Award Plan was attached as Appendix B to the Company's Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 27, 2003 and the Incentive Compensation Plan was attached as Exhibit 10.16 to the Company's Annual Report on Form 10-K for the year ended June 30, 2005 filed with the Securities and Exchange Commission.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

       (c)      Exhibits

       The following exhibit is filed with this Current Report on Form 8-K:

       Exhibit
         No.     Description
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       10.1 Form of Restricted Stock Award Agreement utilized by the Company to grant from time to time restricted stock to officers that elect to receive part of their year-end bonus in shares of common stock.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ORLEANS HOMEBUILDERS, INC.


Dated: October 26, 2005                      By: Joseph A. Santangelo
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                                              Joseph A. Santangelo
                                              Chief Financial Officer



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                          EXHIBIT INDEX

The following exhibit is filed as part of this Current Report on Form 8-K:
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Exhibit
   No.      Item
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10.1* Form of Restricted Stock Award Agreement utilized by the Company to grant from time to time restricted stock to officers that elect to receive part of their year-end bonus in shares of common stock.


* Management contract or compensatory plan or arrangement.